Common Stock	12 Months Ended
Dec. 31, 2017
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Common Stock
8.	Common Stock

We have authorized 135 million shares ($0.01 par value) of common stock, of which 66,033,509 shares and 65,891,930 shares were issued at December 31, 2017 and 2016, respectively. We held 14,592,888 and 11,655,938 shares of treasury stock at December 31, 2017 and 2016, respectively.

Equity Plans—In December 1996, we adopted the 1996 Stock Ownership Plan, which permitted the granting of a variety of awards, including common stock, restricted stock, performance units, stock equivalent units, stock appreciation rights (“SARs”) and stock options to our directors, officers, employees and consultants. The 1996 plan, which terminated as to new awards on December 31, 2001, was renamed the “Stock Ownership Plan.” In December 1999, we adopted the Supplemental Stock Ownership Plan, which permitted the granting of a variety of similar awards to our directors, officers, employees and consultants. We were authorized to deliver up to about 1.1 million treasury shares of common stock under the Supplemental Stock Ownership Plan, which also terminated as to new awards on December 31, 2001. In March 2002, we adopted the 2002 Long-Term Incentive Plan which permitted the granting of a variety of similar awards to our officers, directors, employees and consultants. Up to 4 million shares of our common stock were authorized for delivery under the 2002 Long-Term Incentive Plan. In March 2006, we adopted the 2006 Long-Term Incentive Plan which replaced the 2002 Long-Term Incentive Plan and permits the granting of a variety of similar awards to directors, officers, employees and consultants. On May 13, 2009, our stockholders approved an amendment to the Tenneco Inc. 2006 Long-Term Incentive Plan to increase the shares of common stock available thereunder by 2.3 million. Each share underlying an award generally counts as one share against the total plan availability under the 2009 amendment, each share underlying a full value award (e.g. restricted stock), however, counts as 1.25 shares against the total plan availability. On May 15, 2013 our stockholders approved another amendment to the Tenneco Inc. 2006 Long-Term Incentive Plan to increase the shares of common stock available thereunder by 3.5 million. As part of this amendment, each share underlying a full value award subsequently issued counts as 1.49 shares against total plan availability. As of December 31, 2017, up to 2,374,879 shares of our common stock remain authorized for delivery under the 2006 Long-Term Incentive Plan. Our nonqualified stock options have seven to 20 year terms and vest equally over a three-year service period from the date of the grant.

We have granted restricted common stock and stock options to our directors and certain key employees and restricted stock units, payable in cash, to certain key employees. These awards generally require, among other things, that the award holder remain in service to our company during the restriction period, which is currently three years, with a portion of the award vesting equally each year. We have also granted stock equivalent units and long-term performance units to certain key employees that are payable in cash. At December 31, 2017, the long-term performance units outstanding included a three-year grant for 2015-2017 payable in the first quarter of 2018, a three-year grant for 2016-2018 payable in the first quarter of 2019 and a three-year grant for 2017-2019 payable in the first quarter of 2020. Payment is based on the attainment of specified performance goals. Grant value is based on stock price, cumulative EBITDA and free cash flow metrics. In addition, we have granted SARs to certain key employees in our Asian and Indian operations that are payable in cash after a three-year service period. The grant value is indexed to the stock price.

Accounting Methods—We have recorded compensation expense (net of taxes) of less than $1 million, $1 million, and $2 million in the years ended December 31, 2017, 2016 and 2015, respectively, related to nonqualified stock options as part of our selling, general and administrative expense. This resulted in a less than $0.01 decrease in basic and diluted earnings per share in 2017, a $0.01 decrease in basic and diluted earnings per share in 2016, and a $0.03 decrease in basic and diluted earnings per share in 2015.

For employees eligible to retire at the grant date, we immediately expense stock options and restricted stock. If employees become eligible to retire during the vesting period, we amortize the expense for stock options and restricted stock over a period starting at the grant date to the date the employee becomes retiree eligible.

As of December 31, 2017, there was no unrecognized compensation cost related to our stock options awards.

Compensation expense for restricted stock, restricted stock units, long-term performance units and SARs (net of taxes) was $15 million, $18 million, and $12 million for each of the years ended 2017, 2016 and 2015, respectively, and was recorded in selling, general, and administrative expense on the consolidated statements of income.

Cash received from stock option exercises was $8 million in 2017, $16 million in 2016, and $4 million in 2015. Stock option exercises generated an excess tax benefit of $2 million in 2017, $1 million in 2016 and $6 million in 2015.

Stock Options—The following table reflects the status and activity for all options to purchase common stock for the period indicated:

	Year Ended December 31, 2017
	Shares Under Option	Weighted Avg. Exercise Prices	Weighted Avg. Remaining Life in Years	Aggregate Intrinsic Value
				(Millions)
Outstanding Stock Options:
Outstanding, January 1, 2017	606,525	$38.54	2.6	$12
Canceled	(2,214)	56.23
Forfeited	(1,107)	56.23
Exercised	(164,863)	33.70		5

Outstanding, March 31, 2017	438,341	$40.22	2.6	$11
Forfeited	(278)	66.54
Exercised	(3,242)	45.42		—

Outstanding, June 30, 2017	434,821	$40.16	2.4	$8
Forfeited	(41,369)	19.53
Exercised	(50,125)	34.79		1

Outstanding, September 30, 2017	343,327	$43.44	2.4	$4
Forfeited	(628)	62.54
Exercised	(24,683)	40.86		—

Outstanding, December 31, 2017	318,016	$43.60	2.3	$5

As of December 31, 2017, all outstanding options are exercisable.

There were no stock options granted in 2017, 2016 or 2015. The total intrinsic value of options exercised during the years ended December 31, 2017, 2016, and 2015 was $6 million, $11 million and $10 million, respectively. The total fair value of shares vested was $2 million in 2017, $4 million in 2016 and $6 million in 2015.

Restricted Stock—The following table reflects the status for all nonvested restricted shares for the period indicated:

	Year Ended December 31, 2017
	Shares	Weighted Avg. Grant Date Fair Value
Nonvested Restricted Shares
Nonvested balance at January 1, 2017	591,416	$44.63
Granted	182,543	68.04
Vested	(261,003)	50.95

Forfeited	(65,354)	53.12

Nonvested balance at March 31, 2017	447,602	$49.25
Granted	23,295	57.22
Vested	(15,336)	46.77
Forfeited	(6,271)	48.10

Nonvested balance at June 30, 2017	449,290	$49.79
Granted	2,001	55.80
Vested	(4,581)	55.52
Forfeited	(10,234)	44.82

Nonvested balance at September 30, 2017	436,476	$49.87
Vested	(19,228)	47.45
Forfeited	(6,997)	51.79

Nonvested balance at December 31, 2017	410,251	$49.95

The fair value of restricted stock grants is equal to the average market price of our stock at the date of grant. As of December 31, 2017, approximately $8 million of total unrecognized compensation costs related to restricted stock awards is expected to be recognized over a weighted-average period of approximately 1.7 years. For our restricted share grants that have not yet vested, we estimate forfeitures by taking the average of the past actual forfeiture rate for restricted shares.

The weighted average grant-date fair value of restricted stock granted during the years 2017, 2016 and 2015 was $66.77, $36.36, and $52.85, respectively. The total fair value of restricted shares vested was $14 million in 2017, $9 million in 2016 and $7 million in 2015.

Share Repurchase Program—In January 2015, our Board of Directors approved a share repurchase program, authorizing our company to repurchase up to $350 million of our outstanding common stock over a three-year period. In October 2015, our Board of Directors expanded this share repurchase program, authorizing the repurchase of an additional $200 million of the Company’s outstanding common stock. We purchased 4,228,633 shares in 2015 through open market purchases, which were funded through cash from operations, at a total cost of $213 million, at an average price of $50.32 per share. These repurchased shares are held as part of our treasury stock which increased to 7,473,325 at December 31, 2015 from 3,244,692 at December 31, 2014. We purchased 4,182,613 shares in 2016 through open market purchases, which were funded through cash from operations, at a total cost of $225 million, at an average price of $53.89 per share. These repurchased shares are held as part of our treasury stock which increased to 11,655,938 at December 31, 2016 from 7,473,325 at December 31, 2015.

In February 2017, our Board of Directors authorized the repurchase of up to $400 million of the Company’s outstanding common stock over the next three years. This included $112 million then remaining amount authorized under earlier repurchase programs. The company anticipates acquiring the shares through open market or privately negotiated transactions, which will be funded through cash from operations. The repurchase program does not obligate the Company to repurchase shares within any specific time or situations, and opportunities in higher priority areas could affect the cadence of this program. We purchased 2,936,950 shares in 2017 through open market purchases, which were funded through cash from operations, at a total cost of $169 million, at an average price of $57.57 per share. These repurchased shares are held as part of our treasury stock which increased to 14,592,888 at December 31, 2017 from 11,655,938 at December 31, 2016.

Dividends—On February 1, 2017, we announced the reinstatement of a quarterly dividend program under which we expect to pay a quarterly dividend of $0.25, per share on our common stock, representing a planned annual dividend of $1.00 per share. The initial dividend was payable on March 23, 2017 to stockholders of record as of March 7, 2017. In 2017, we paid a dividend of $0.25 per share each quarter, for an annual dividend of $1.00 per share, or $53 million. The Company did not pay any dividends in fiscal years 2016 or 2015. While we currently expect to pay comparable quarterly cash dividends in the future, our dividend program and the payment of future cash dividends are subject to continued capital availability, the judgment of our Board of Directors and our continued compliance with the provisions pertaining to the payment of dividends under our debt agreements.

Long-Term Performance Units, Restricted Stock Units and SARs—Long-term performance units, restricted stock units, and SARs are paid in cash and recognized as a liability based upon their fair value. As of December 31, 2017, $15 million of total unrecognized compensation costs is expected to be recognized over a weighted-average period of approximately 1.8 years.